SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2006

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

110 Summit Avenue, Montvale, New Jersey 07645

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (201) 573-8000

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement
ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 3.02	Unregistered Sale of Equity Securities
ITEM 8.01	Other Events
ITEM 9.01	Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 10.3

EXHIBIT 10.4

EXHIBIT 10.5

EXHIBIT 10.6

EXHIBIT 10.7

EXHIBIT 10.8

EXHIBIT 10.9

EXHIBIT 10.10

EXHIBIT 99.1

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2006, we entered into a securities purchase agreement (“Securities Purchase Agreement”) for $35 million of senior and subordinated debt financing with Levine Leichtman Capital Partners III, L.P. (“LLCP”). Under the terms of the Securities Purchase Agreement, $2.5 million of the $35 million was funded on June 30, 2006, with the remaining $32.5 million to be funded when we complete the filings of our restated and delinquent Securities and Exchange Commission (“SEC”) reports and satisfy other customary closing conditions. We expect to complete the filing of our Form 10-Q’s for the quarters ended September 30, 2005 and March 31, 2006 and our Form 10-K for the year ended December 31, 2005 on or about the end of July.

Pursuant to the first funding of the Securities Purchase Agreement, we issued to LLCP an unsecured note in the original principal amount of $2.5 million (the “Unsecured Note”) with a 15% interest rate and a maturity date of August 14, 2006. Also in connection with the $35.0 million Securities Purchase Agreement, we granted LLCP the right to purchase an aggregate of one million, forty one thousand, two hundred fifty-four (1,041,254) shares of the Company’s common stock pursuant to a warrant (the “Warrant”) which is exercisable for a period of ten (10) years at an exercise price of $2.13 per share, the shares of which are covered by a Registration Rights Agreement (the “Registration Rights Agreement”). When the $35.0 million funding is completed, we will have outstanding to LLCP $10.0 million aggregate principal amount of Secured Senior Term Notes with an interest rate of LIBOR plus 6.75 percent and $25.0 million aggregate principal amount of Secured Senior Subordinated Notes with an interest rate of LIBOR plus 9.75 percent, both with a maturity date of June 30, 2011. Pursuant to the terms of a Letter Agreement with LLCP (the “Letter Agreement”), we have agreed to pay an increased rate of interest if we have not paid at least $7,000,000 of indebtedness owed by March 31, 2007.

Pursuant to the terms of an Investor Rights Agreement, we, along with Edward M. Kopko and Frederick H. Kopko, Jr. (the “Principal Shareholders”) granted certain investment monitoring and other rights to LLCP. Among other rights, LLCP is entitled to attend our board meetings and to periodically meet with members of our senior management. Further, pursuant to the terms of the Investor Rights Agreement, each of the Principal Shareholders has granted to LLCP certain co-sale rights and has agreed to other limitations with respect to the shares of Common Stock owned by them, and we have granted to LLCP rights of first refusal with respect to future issuances of our equity securities and certain additional anti-dilution protections. Also under the Investor Rights Agreement, LLCP may require us to repurchase the Warrants or the Shares acquired upon exercise of the Warrants under certain conditions.

Pursuant to the terms of an Intercompany Subordination Agreement (the “Intercompany Subordination Agreement”), we, along with certain of our subsidiaries, have agreed to subordinate the repayment of certain indebtedness we have among us to the repayment of indebtedness due to LLCP.

Pursuant to the terms of a General and Continuing Guaranty (the “Guaranty”), certain of our subsidiaries have agreed to guarantee all indebtedness owed to LLCP.

Pursuant to the terms of a Noncompetition Agreement (the “Noncompetition Agreement”) we entered into with Edward M. Kopko, Mr. Kopko agreed not to compete with us, or, with certain limitations, not to solicit our employees or our major customers for a period of three (3) years following the termination of his employment. In addition, Mr. Kopko provided a personal guaranty (the “Personal Guaranty”) with respect to the obligations owed under the first funding of the Securities Purchase Agreement.

The foregoing descriptions of the Securities Purchase Agreement, the Unsecured Note, the Warrant, the Registration Rights Agreement, the Letter Agreement, the Investor Rights Agreement, the Intercompany Subordination Agreement, the Guaranty, the Noncompetition Agreement, and the Personal Guaranty are not, and do not purport to be, complete and are qualified in their entirety by reference to copies of the same filed as Exhibits 10.1 through 10.10 hereto, respectively, and incorporated herein in their entirety by this reference.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION

UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Securities Purchase Agreement and related documents is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Warrant is incorporated by referenced into this Item 3.02.

ITEM 8.01	OTHER EVENTS

On June 30, 2006, we issued a press release reporting on, among other things, our agreement with LLCP and updates of our SEC filings. This press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits
The exhibits listed below is being furnished pursuant to Item 9.01.
Exhibit Number	Description
10.1	Securities Purchase Agreement dated June 30, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and Levine Leichtman Capital Partners II, L.P., a California limited partnership (“LLCP”).

10.2	Unsecured Note due 2006, dated June 30, 2006, in the original principal amount of $2,500,000, from BI and certain of its subsidiaries in favor of LLCP.
10.3	Warrant to purchase 1,041,254 shares of common stock, dated June 30, 2006 from BI in favor of LLCP.
10.4	Registration Rights Agreement dated June 30, 2006 between BI and LLCP.
10.5	Letter Agreement dated June 30, 2006, by and between BI and LLCP.
10.6	Investor Rights Agreement dated June 30, 2006, by and among BI, Edward M. Kopko and Frederick H. Kopko, Jr.
10.7	Intercompany Subordination Agreement dated June 30, 2006, by and among BI, certain of our subsidiaries and LLCP.
10.8	General and Continuing Guaranty dated June 30, 2006, by certain subsidiaries of BI in favor of LLCP.
10.9	Noncompetition Agreement dated June 30, 2006, by and between BI and Edward M. Kopko.
10.10	Personal Guaranty dated June 30, 2006 by Edward M. Kopko in favor of LLCP.
99.1	Press Release dated June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006	BUTLER INTERNATIONAL, INC.

By:  /s/ Thomas J. Considine, Jr.

Thomas J. Considine, Jr.

Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1

Securities Purchase Agreement dated June 30, 2006, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and Levine Leichtman Capital Partners II, L.P., a California limited partnership (“LLCP”).

10.2	Unsecured Note due 2006, dated June 30, 2006, in the original principal amount of $2,500,000, from BI and certain of its subsidiaries in favor of LLCP.
10.3	Warrant to purchase 1,041,254 shares of common stock, dated June 30, 2006 from BI in favor of LLCP.
10.4	Registration Rights Agreement dated June 30, 2006 between BI and LLCP.
10.5	Letter Agreement dated June 30, 2006, by and between BI and LLCP.
10.6	Investor Rights Agreement dated June 30, 2006, by and among BI, Edward M. Kopko and Frederick H. Kopko, Jr.
10.7	Intercompany Subordination Agreement dated June 30, 2006, by and among BI, certain of our subsidiaries and LLCP.
10.8	General and Continuing Guaranty dated June 30, 2006, by certain subsidiaries of BI in favor of LLCP.
10.9	Noncompetition Agreement dated June 30, 2006, by and between BI and Edward M. Kopko.
10.10	Personal Guaranty dated June 30, 2006 by Edward M. Kopko in favor of LLCP.
99.1	Press Release dated June 30, 2006.